SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 5, 2010


                       ELEMENTAL PROTECTIVE COATINGS CORP.
                     - -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                          333-148546                 20-8248213
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                          Identification No.)


                Water Park Place, 20 Bay St., Toronto, ON M5J 2N8
             --- --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (646) 448-0197
                                                           -------------



                              925 Gardenia Circle,
                             St. George, Utah 84790
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          (Former name or former address if changed since last report)




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5.03  Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

     In November 2009, in accordance with Nevada Revised Statutes, the directors of the Company approved an amendment to the Company's articles of incorporation changing the Company's name from DBL Senior Care, Inc. to Elemental Protective Coatings Corp. On the same day, the shareholders owning a majority of the Company's issued and outstanding shares approved the amendment. The name change became effective on the OTC Bulletin Board on January 21, 2010.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 5, 2010

                                 ELEMENTAL PROTECTIVE COATINGS CORP.



                                 By:  /s/ Martin Baldwin
                                      ----------------------------------------
                                      Martin Baldwin, Chief Financial Officer